UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21969
The Gabelli Global Deal Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Mario J. Gabelli, CFA
The Gabelli Global Deal Fund
Annual Report
December 31, 2009
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009.
Investment Performance
     For the year ended December 31, 2009, The Gabelli Global Deal Fund’s (the “Fund”) net asset value (“NAV”) total return was 5.9% and the total return for the Fund’s publicly traded shares was 20.0%, compared with a gain of 0.21% for the 3 Month U.S. Treasury Bill Index. On December 31, 2009, the Fund’s NAV per share was $15.84, while the price of the publicly traded shares closed at $14.41 on the New York Stock Exchange (“NYSE”).

Sincerely yours,

Bruce N. Alpert
President
February 19, 2010
Comparative Results

Average Annual Returns through December 31, 2009 (a) (Unaudited)

				Since
				Inception
	Quarter	1 Year	2 Year	(01/31/07)
Gabelli Global Deal Fund
NAV Total Return (b)	0.40%	5.90%	0.80%	1.69%
Investment Total Return (c)	0.06	20.03	4.86	(2.11)
3 Month U.S. Treasury Bill Index	0.04	0.21	1.13	2.33
S&P 500 Index	6.04	26.47	(10.73)	(6.26)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

THE GABELLI GLOBAL DEAL FUND
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2009:

U.S. Government Obligations	58.3%
Telecommunications	7.6%
Health Care	7.0%
Computer Software and Services	5.3%
Business Services	4.8%
Energy and Utilities	4.4%
Consumer Products	2.8%
Transportation	1.9%
Food and Beverage	1.7%
Media	1.4%
Diversified Industrial	0.9%
Electronics	0.8%
Specialty Chemicals	0.8%
Entertainment	0.7%
Computer Hardware	0.7%
Financial Services	0.3%
Metals and Mining	0.2%
Semiconductors	0.1%
Hotels and Gaming	0.1%
Equipment and Supplies	0.1%
Commercial Services	0.1%
Cable and Satellite	0.0%
Materials	0.0%
Publishing	0.0%
Restaurants	0.0%
Educational Services	0.0%
Environmental Services	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 40.7%
	Business Services — 4.6%
8,000	Acxiom Corp.†	$97,703	$107,360
160,000	BPW Acquisition Corp.†	1,501,600	1,684,800
80,000	Clear Channel Outdoor Holdings Inc., Cl. A†	536,455	831,200
88,000	Diebold Inc.	3,266,089	2,503,600
560,000	MPS Group Inc.†	7,661,352	7,694,400
600,000	Oce NV†	7,371,854	7,390,226

		20,435,053	20,211,586

	Cable and Satellite — 0.0%
27,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	265,410	167,906

	Commercial Services — 0.1%
1,000	ICT Group Inc.†	15,853	16,330
30,000	Keystone North America Inc.	221,636	227,184

		237,489	243,514

	Computer Hardware — 0.3%
40,000	SanDisk Corp.†	433,576	1,159,600

	Computer Software and Services — 5.3%
65,000	Affiliated Computer Services Inc., Cl. A†	3,493,178	3,879,850
3,000	i2 Technologies Inc.†	41,165	57,360
18,000	Mentor Graphics Corp.†	136,156	158,940
21,600	Soapstone Networks Inc.	83,730	15,120
100,000	Starlims Technologies Ltd.	1,394,069	1,389,000
1,730,000	Sun Microsystems Inc.†	15,833,122	16,210,100
100,000	Yahoo! Inc.†	2,727,407	1,678,000

		23,708,827	23,388,370

	Consumer Products — 2.8%
117,000	Chattem Inc.†	10,878,999	10,916,100
7,300	FGX International Holdings Ltd.†	142,337	143,007
30,000	Harman International Industries Inc.	1,146,739	1,058,400
10,000	Heelys Inc.†	31,150	21,800

		12,199,225	12,139,307

	Diversified Industrial — 0.9%
450,000	Myers Industries Inc.	9,955,044	4,095,000
4,000	Quixote Corp.†	25,412	25,480

		9,980,456	4,120,480

	Educational Services — 0.0%
1,000	Corinthian Colleges Inc.†	7,515	13,770

	Electronics — 0.8%
211,700	Alliance Semiconductor Corp.	1,041,598	46,574
103,000	Bel Fuse Inc., Cl. A	3,176,068	2,002,320
44,100	Chartered Semiconductor Manufacturing Ltd., ADR† (a)	823,917	840,987
28,000	International Rectifier Corp.†	455,576	619,360
10,000	Merrimac Industries Inc.†	159,390	159,100

		5,656,549	3,668,341

	Energy and Utilities — 4.3%
1,000	BJ Services Co.	16,430	18,600
38,000	Constellation Energy Group Inc.	913,617	1,336,460
512,700	Dragon Oil plc†	3,167,902	3,217,211
3,000	Encore Acquisition Co.†	135,851	144,060
266,000	Endesa SA	11,671,036	9,130,797
76,000	NorthWestern Corp.	2,150,894	1,977,520
120,000	NRG Energy Inc.†	2,838,945	2,833,200
1,000	Origin Energy Ltd.	15,737	15,108
100,000	UTS Energy Corp.†	110,746	218,004
100,000	WesternZagros Resources Ltd.†	303,794	73,624

		21,324,952	18,964,584

	Entertainment — 0.7%
10,000	Cedar Fair LP	112,440	114,100
300,000	Take-Two Interactive Software Inc.†	5,124,094	3,015,000

		5,236,534	3,129,100

	Environmental Services — 0.0%
1,000	Waste Services Inc.†	7,798	9,110

	Equipment and Supplies — 0.1%
5,000	The Middleby Corp.†	117,802	245,100

	Financial Services — 0.3%
3,000	Financial Federal Corp.	83,115	82,500
125,000	SLM Corp.†	2,729,187	1,408,750

		2,812,302	1,491,250

	Food and Beverage — 1.7%
40,000	Cadbury plc	521,904	515,247
30,000	Cadbury plc, ADR	1,556,899	1,541,700
130,000	China Huiyuan Juice Group Ltd.	141,480	92,553
150,000	Diedrich Coffee Inc.†	5,000,169	5,227,500
10,000	PepsiAmericas Inc.	284,325	292,600
1,000	Reddy Ice Holdings Inc.†	5,181	4,290
2,000	Super de Boer NV†	0	1,435

		7,509,958	7,675,325

	Health Care — 7.0%
290,900	Allion Healthcare Inc.†	1,898,010	1,908,304
27,500	ArthroCare Corp.†	434,649	651,750
3,000	Biogen Idec Inc.†	159,613	160,500
25,000	Crucell NV, ADR†	534,535	504,500
2,000	Enzon Pharmaceuticals Inc.†	17,870	21,060
70,000	Facet Biotech Corp.†	1,197,615	1,230,600
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	1	1,740
600,000	IMS Health Inc.	12,715,843	12,636,000
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	0	48,950
8,000	Life Technologies Corp.†	277,916	417,840
3,400	Quadramed Corp.†	28,447	28,526
20,000	Trimeris Inc.†	71,450	52,400
252,000	Varian Inc.†	12,915,137	12,988,080

		30,251,086	30,650,250

	Hotels and Gaming — 0.1%
34,000	MGM Mirage†	131,375	310,080

	Materials — 0.0%
2,000	CIMPOR — Cimentos de Portugal SGPS SA	18,174	18,433
5,000	Intertape Polymer Group Inc.†	23,400	14,212

		41,574	32,645

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Media — 1.4%
72,000	APN News & Media Ltd.	$338,074	$150,043
230,000	Cablevision Systems Corp., Cl. A	6,498,657	5,938,600

		6,836,731	6,088,643

	Metals and Mining — 0.2%
28,000	Canplats Resources Corp.†	127,304	137,343
4,000	Corriente Resources Inc.†	32,720	32,624
20,000	Forsys Metals Corp.†	99,402	78,405
10,000	International Royalty Corp.	70,201	71,999
16,000	Lonmin plc†	229,918	506,267
2,000	Uranium One Inc.†	8,355	5,775
10,000	Xstrata plc†	59,639	181,063

		627,539	1,013,476

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	29,118

	Restaurants — 0.0%
1,000	Landry’s Restaurants Inc.†	14,658	21,290

	Semiconductors — 0.1%
52,000	Emulex Corp.†	489,573	566,800

	Specialty Chemicals — 0.5%
40,000	Ashland Inc.	562,450	1,584,800
70,200	ICO Inc.	473,447	513,162

		1,035,897	2,097,962

	Telecommunications — 7.6%
1,500,000	3Com Corp.†	11,263,611	11,250,000
20,000	AS Eesti Telekom	168,960	170,305
775,000	Asia Satellite Telecommunications Holdings Ltd.	1,728,829	1,099,518
80,000	BCE Inc.	1,654,571	2,208,800
100,000	GVT Holding SA†	2,671,605	3,215,968
1,000	Iowa Telecommunications Services Inc.	16,785	16,760
65,000	Portugal Telecom SGPS SA	686,683	793,899
10,000	SkyTerra Communications Inc.†	48,290	48,800
510,000	Tandberg ASA	14,694,419	14,534,181

		32,933,753	33,338,231

	Transportation — 1.9%
80,000	Burlington Northern Santa Fe Corp.	7,855,244	7,889,600
5,000	Smit Internationale NV	435,533	431,856

		8,290,777	8,321,456

	TOTAL COMMON STOCKS	190,634,488	179,097,294

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.9%
	Business Services — 0.2%
$1,000,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	909,645	998,750

	Computer Hardware — 0.4%
2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,573,892	1,677,500

	Specialty Chemicals — 0.3%
1,300,000	Ferro Corp., Cv., 6.500%, 08/15/13	620,636	1,160,250

	TOTAL CONVERTIBLE CORPORATE BONDS	3,104,173	3,836,500

Principal			Market
Amount		Cost	Value
	CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.0%
$150,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	$75,209	$115,875

	Energy and Utilities — 0.1%
600,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	372,730	489,000

	TOTAL CORPORATE BONDS	447,939	604,875

	U.S. GOVERNMENT OBLIGATIONS — 58.3%
	U.S. Treasury Bills — 42.2%
185,569,000	U.S. Treasury Bills, 0.056% to 0.244%††, 01/28/10 to 06/24/10	185,500,444	185,524,229

	U.S. Treasury Cash Management Bills — 16.1%
71,000,000	U.S. Treasury Cash Management Bills, 0.101% to 0.162%††, 04/01/10 to 06/10/10	70,969,689	70,972,715

	TOTAL U.S. GOVERNMENT OBLIGATIONS	256,470,133	256,496,944

TOTAL INVESTMENTS — 100%		$450,656,733	440,035,613

Other Assets and Liabilities (Net)			(8,537,171)

PREFERRED STOCK
(1,920,242 preferred shares outstanding)			(96,012,100)

NET ASSETS – COMMON SHARES
(21,177,810 common shares outstanding)			$335,486,342

NET ASSET VALUE PER COMMON SHARE
($335,486,342 ÷ 21,177,810 shares outstanding)			$15.84

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $889,937 or 0.20% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2009.

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	89.5%	$393,953,545
Europe	9.2	40,495,766
Latin America	1.0	4,551,046
Asia/Pacific	0.3	1,035,256

Total Investments	100.0%	$440,035,613

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (cost $450,656,733)	$440,035,613
Foreign currency, at value (cost $13,923)	13,869
Cash	1,997,730
Receivable for investments sold	52,881
Dividends and interest receivable	155,359
Unrealized appreciation on swap contracts	38,469
Deferred offering expense	727,626
Prepaid expense	12,399

Total Assets	443,033,946

Liabilities:
Payable for investments purchased	5,226,649
Distributions payable – preferred shares	90,678
Payable for investment advisory fees	6,053,494
Payable for payroll expenses	25,309
Payable for accounting fees	11,250
Unrealized depreciation on swap contracts	2,641
Series A 8.50% Cumulative Preferred Shares, callable and mandatory redemption 02/16/16 (Notes 2, 5)	96,012,100
Other accrued expenses	125,483

Total Liabilities	107,547,604

Net Assets Attributable to Common Shareholders	$335,486,342

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$349,977,808
Accumulated distributions in excess of net investment loss	(186,282)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(3,720,207)
Net unrealized depreciation on investments	(10,621,120)
Net unrealized appreciation on swap contracts	35,828
Net unrealized appreciation on foreign currency translations	315

Net Assets	$335,486,342

Net Asset Value per Common Share
($335,486,342 ÷ 21,177,810 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$15.84

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $272,717)	$3,312,415
Interest	1,189,693

Total Investment Income	4,502,108

Expenses:
Investment advisory fees	8,007,237
Interest expense and amortization of offering costs	7,322,292
Shareholder communications expenses	123,763
Payroll expenses	107,954
Trustees’ fees	90,500
Custodian fees	67,667
Legal and audit fees	65,871
Accounting fees	45,000
Shareholder services fees	15,207
Miscellaneous expenses	87,630

Total Expenses	15,933,121

Less:
Advisory fee reduction on unsupervised assets (Note 4)	(2,776)
Custodian fee credits	(910)

Total Reductions and Credits	(3,686)

Net Expenses	15,929,435

Net Investment Loss	(11,427,327)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	2,867,568
Net realized gain on swap contracts	382,743
Net realized loss on foreign currency transactions	(118,975)

Net realized gain on investments, swap contracts, and foreign currency transactions	3,131,336

Net change in unrealized appreciation/depreciation:
on investments	27,782,559
on swap contracts	47,647
on foreign currency translations	(91,083)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	27,739,123

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	30,870,459

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$19,443,132

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income/(loss)	$(11,427,327)	$3,815,516
Net realized gain on investments, swap contracts, and foreign currency transactions	3,131,336	4,564,959
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	27,739,123	(23,443,617)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	19,443,132	(15,063,142)

Distributions to Common Shareholders:
Net investment income	—	(3,731,489)
Net realized long-term gain	—	(9,244,580)
Return of capital	(27,128,321)	(21,029,267)

Total Distributions to Common Shareholders	(27,128,321)	(34,005,336)

Fund Share Transactions:
Net decrease from repurchase of common shares	(485,000)	(1,292,018)

Net Decrease in Net Assets from Fund Share Transactions	(485,000)	(1,292,018)

Net Decrease in Net Assets Attributable to Common Shareholders	(8,170,189)	(50,360,496)

Net Assets Attributable to Common Shareholders:
Beginning of period	343,656,531	394,017,027

End of period (including undistributed net investment income of $0 and $0, respectively)	$335,486,342	$343,656,531

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2009

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,443,132

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long-term investment securities	(565,440,302)
Proceeds from sales of long-term investment securities	588,319,997
Net purchase of short-term investment securities	(84,524,659)
Net realized gain on investments	(2,867,568)
Net change in unrealized appreciation/depreciation on investments and swap contracts	(27,830,206)
Net amortization of premium/(discount)	(459,846)
Decrease in receivable for investments sold	12,773,213
Decrease in payable for investments purchased	(11,403,367)
Decrease in deposit at broker	13,521
Decrease in unrealized appreciation on forward foreign exchange contracts	83,236
Decrease in dividends and interest receivable	180,515
Increase in deferred offering expense	(719,766)
Decrease in prepaid expense	2,410
Increase in payable for investment advisory fees	5,908,250
Decrease in payable for payroll expenses	(1,836)
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(5,087)

Net cash used in operating activities	(66,524,613)

Cash Flows from Financing Activities:
Issuance of Series A 8.50% Cumulative Preferred Shares, callable and mandatory redemption 02/16/16	96,012,100
Distributions payable	90,678
Distributions to Common Shareholders	(27,128,321)
Decrease from repurchase of common shares	(485,000)

Net cash from financing activities	68,489,457

Net increase in cash	1,964,844

Cash (including foreign currency):
Beginning of period	46,755

Ending of period	$2,011,599

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended		Year Ended	Period Ended
	December 31, 2009		December 31, 2008	December 31, 2007 (e)
Operating Performance:
Net asset value, beginning of period	$16.20		$18.50	$19.06	(f)

Net investment income/(loss)	(0.54)		0.18	0.37
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	1.46		(0.89)	0.27

Total from investment operations	0.92		(0.71)	0.64

Distributions to Common Shareholders:
Net investment income	—		(0.18)	(0.30)
Net realized gain	—		(0.43)	(0.90)
Return of capital	(1.28)		(0.99)	—

Total distributions to common shareholders	(1.28)		(1.60)	(1.20)

Common Share Transactions:
Increase in net asset value from common share transactions	—		0.01	0.00	(d)
Decrease in net asset value from repurchase of common shares	(0.00	)(d)	—	—

Total fund share transactions	(0.00	)(d)	0.01	0.00	(d)

Net Asset Value, End of Period	$15.84		$16.20	$18.50

Net asset value total return †	5.90%		(4.06)%	3.35	%**

Market value, end of period	$14.41		$13.14	$15.96

Total investment return ††	20.03%		(8.39)%	(14.55)	%***

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$431,498		—	—
Net assets attributable to common shares, end of period (in 000’s)	$335,486		$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs	(3.35)%		1.02%	2.12	%(g)
Ratio of operating expenses including interest and offering costs to average net assets attributable to common shares (a)(b)	4.67%		0.67%	0.64	%(g)
Ratio of operating expenses excluding interest and offering costs to average net assets attributable to common shares	2.53%		0.65%	0.62%
Portfolio turnover rate	371%		334%	177	%†††

Preferred Stock:
8.50% Series A Cumulative Preferred Shares*
Liquidation value, end of period (in 000’s)	$96,012		—	—
Total shares outstanding (in 000’s)	1,920		—	—
Liquidation preference per share	$50.00		—	—
Average market value (c)	$53.40		—	—
Asset coverage per share	$224.71		—	—
Asset coverage	449%		—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.

*	Series A Cumulative Preferred Shares were first issued on February 6, 2009.

**	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

***	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.

(a)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively. For the year ended December 31, 2009, the effect of the custodian fee credits was minimal.

(b)	The Fund incurred interest expense during the periods ended December 31, 2009, 2008 and 2007. In the 2009 period, interest and offering costs include amounts relating to the 8.50% series A Referred Shares issued during this period.

(c)	Based on weekly prices.

(d)	Amount represents less than $0.005 per share.

(e)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(f)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(g)	Annualized.
See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Global Deal Fund (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.
     The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Electronics	$2,827,354	$840,987	—	$3,668,341
Health Care	30,601,300	—	$48,950	30,650,250
Other Industries (a)	144,778,703	—	—	144,778,703

Total Common Stocks	178,207,357	840,987	48,950	179,097,294

Convertible Corporate Bonds	—	3,836,500	—	3,836,500
Corporate Bonds	—	604,875	—	604,875
U.S. Government Obligations	—	256,496,944	—	256,496,944

TOTAL INVESTMENTS IN SECURITIES	$178,207,357	$261,779,306	$48,950	$440,035,613

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreements	$—	$38,469	$—	$38,469
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreement	$—	$(2,641)	$—	$(2,641)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$35,828	$—	$35,828

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the instrument.
     There were no Level 3 investments at December 31, 2008.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$—	$—	$—	$48,950	$0	$—	$48,950	$48,950

TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$48,950	$0	$—	$48,950	$48,950

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2009 are as follows:

					Net Unrealized
Notional		Equity Security	Interest Rate/	Termination	Appreciation/
Amount		Received	Equity Security Paid	Date	Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$147,930	(100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/25/10	$(2,641)
949,545	(340,000 Shares)	Chloride Group plc	Chloride Group plc	6/25/10	38,447
5,200	(1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/25/10	22

					$35,828

The Fund increased the volume of activity in equity contract for difference swap agreements during the year ended December 31, 2009 with an average notional amount of approximately $892,338.
As of December 31, 2009, the value of the equity contract for difference swap contracts that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, Unrealized Appreciation on Swap Contracts and Liabilities, Unrealized depreciation on swap contracts.
For the year ended December 31, 2009, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts, and Net change in unrealized appreciation/depreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2009.
     Series A 8.50% Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense and amortization of offering costs” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Concentration Risks. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
     Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Common Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions, reclassifications of short-term capital gain, non-deductible offering costs, write-offs of net operating loss, and swap reclassifications. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment loss by $11,312,462 and to decrease accumulated net realized gain on investments, swap contracts, and foreign currency transactions by $5,194,740, with an offsetting adjustment to additional paid in capital.
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008
Distributions paid from
Ordinary income (inclusive of short-term capital gains)	—	$12,976,069
Return of capital	$27,128,321	21,029,267

Total distributions paid	$27,128,321	$34,005,336

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(13,034,867)
Post-October capital loss deferral	(1,330,052)
Other temporary differences*	(126,547)

Total	$(14,491,466)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market adjustments on investments in swap contracts.
     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended December 30, 2009, the Fund deferred capital losses of $1,270,277 and currency losses of $59,775.
     At December 31, 2009, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$453,106,623	$7,680,504	$(20,751,514)	$(13,071,010)
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2009, the Fund accrued a performance fee to the Adviser at the rate of 1.3735% of the average weekly managed assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $236,475 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2009, the Fund paid or accrued $107,954 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $2,776.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $559,090,621 and $555,644,042, respectively.
     Sales of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations, aggregated $21,405,000.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
6. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2009, the Fund repurchased and retired 33,700 shares of its common stock in the open market at a cost of $485,000 and an average discount of approximately 11.11% from its NAV.
Transaction in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Shares repurchased	(33,700)	$(485,000)	(89,100)	$(1,292,018)
     The Fund filed a $200 million shelf offering with the SEC that went effective August 6, 2008. The shelf offering gave the Fund the ability to offer preferred shares, notes, or subscription rights to purchase preferred shares.
     At the Fund’s August 20, 2008 Board meeting, the Board approved a Rights Offering for Series A Cumulative Callable Preferred Shares (“Preferred Shares”). One transferable Right was issued for each common share of the Fund held on December 19, 2008, the Record Date. Ten Rights plus $50 was required to purchase one Preferred Share of the Fund. On February 6, 2009, the Fund received $95,532,039 (after solicitation fees of $480,061) from the issuance of 1,920,242 shares of $50 Series A Cumulative Callable Preferred Shares, at $0.001 per value.
     Gabelli & Company, Inc., an affiliate of the Adviser acted as “Dealer Manager” for the Rights Offering. The Dealer Manager provided financial structuring and marketing services in connection with the offering and solicited the exercise of Rights. The Fund agreed to pay a solicitation fee equal to $0.25 per Preferred Share to broker-dealers that had executed and delivered soliciting dealer agreements and had solicited the exercise of Rights. Gabelli & Company, Inc. retained $215,385 in solicitation fees related to the Rights Offering.
     The Fund’s Preferred Shares have an annual dividend rate of 8.50%. Distributions are paid quarterly in March, June, September, and December of each year. The Preferred Shares will be subject to mandatory redemption in full on February 16, 2016 at the liquidation preference of $50.00 per share. The Preferred Shares are callable at any time within 30 to 60 days prior notice at the liquidation preference plus any accumulated and unpaid dividends. At December 31, 2009, 1,920,242 shares of Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $90,678.
     The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     The holders of cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of cumulative Preferred Stock voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and 75% of the Fund’s outstanding voting securities will be required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
8. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Event. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL DEAL FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
The Gabelli Global Deal Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Deal Fund (the “Fund”), as of December 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Deal Fund at December 31, 2009, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 26, 2010

THE GABELLI GLOBAL DEAL FUND
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Deal Fund at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:
Mario J. Gabelli Trustee and Chief Investment Officer Age: 67	Since 2006***	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

Edward T. Tokar Trustee Age: 62	Since 2006*	2	Senior Managing Director of Beacon Trust Company since 2004; Chief Executive Officer of Allied Capital Management LLC (1997-2004); Vice President — Investments of Honeywell International Inc. (1977-2004); Director of Teton Advisors, Inc. (financial services) (2008-present)	Director of CH Energy Group (energy services)

NON-INTERESTED TRUSTEES[5]:
Anthony J. Colavita Trustee	Since 2006*	34	President of the law firm of Anthony J. Colavita, P.C.	—
Age: 74

James P. Conn Trustee Age: 71	Since 2006**	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	—

Clarence A. Davis Trustee Age: 68	Since 2006**	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Oneida Ltd. (kitchenware); Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) Director of Sonesta International Hotel Corporation (hotels)

Mario d’Urso Trustee Age: 69	Since 2006***	5	Chairman of Mittel Capital Markets S.p.A. since 2001	—

Arthur V. Ferrara Trustee Age: 79	Since 2006**	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Michael J. Melarkey Trustee Age: 60	Since 2006***	5	Partner in the law firm of Avansino, Melarkey, Knobel & Mulligan	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 64	Since 2006*	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

THE GABELLI GLOBAL DEAL FUND
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 58	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 43	Since 2006	Vice President of The Gabelli Equity Trust Inc. since 2000, The Gabelli Dividend & Income Trust since 2003, The Gabelli Global Gold, Natural Resources & Income Trust since 2005; and The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2006	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Agnes Mullady Treasurer and Secretary Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Delian Naydenov Assistant Vice President and Ombudsman Age: 32	Since 2009	Assistant Vice President of Gabelli Funds, LLC since 2006; Member of the professional staff of Gabelli Funds, LLC since 2004

David I. Schachter Vice President Age: 56	Since 2006	Vice President of The Gabelli Utility Trust since 1999; The Gabelli Global Utility & Income Trust since 2004; The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli & Company, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	— Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	— Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which is a principal underwriter for the Fund’s common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an “interested person” of the Fund as a result of his son’s employment by an affiliate of the Adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI GLOBAL DEAL FUND
INCOME TAX INFORMATION (Unaudited)
December 31, 2009
Cash Dividends and Distributions

			Total Amount	Ordinary		Dividend
	Payable	Record	Paid	Investment	Return of	Reinvestment
	Date	Date	Per Share	Income (a)	Capital (b)	Price
Common Shares
	03/24/09	03/17/09	$0.20000	—	$0.20000	$12.76
	06/23/09	06/16/09	0.32000	—	0.32000	13.52
	09/23/09	09/16/09	0.32000	—	0.32000	14.84
	12/17/09	12/14/09	0.44000	—	0.44000	14.43

			$1.28000	—	$1.28000
8.500% Series A Cumulative Preferred Shares
	03/26/09	03/19/09	$0.53125	$0.07375	$0.45750
	06/26/09	06/19/09	1.06250	0.14751	0.91499
	09/28/09	09/21/09	1.06250	0.14751	0.91499
	12/28/09	12/18/09	1.06250	0.14751	0.91499

			$3.71875	$0.51628	$3.20247
     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2009 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2009.
Historical Distribution Summary

		Short-Term	Long-Term
	Investment	Capital	Capital	Return of	Total	Adjustment to
	Income (a)	Gains (a)	Gains	Capital (b)	Distributions	Cost Basis
Common Shares
2009	—	—	—	$1.28000	$1.28000	$1.28000
2008	$0.25080	$0.42760	—	0.92160	1.60000	0.92160
2007	0.29820	0.90180	—	—	1.20000	—
8.500% Series A Cumulative Preferred Shares
2009	—	$0.51628	—	$3.20247	$3.71875	$3.20247

(a)	Taxable as ordinary income for Federal tax purposes.

(b)	Non-taxable.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Annual Meeting of The Gabelli Global Deal Fund’s shareholders will be held on Monday, May 17, 2010 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI GLOBAL DEAL FUND
ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT
During the six months ended December 31, 2009, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.
Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio management team, the team leader, the depth of the analyst pool available to the Adviser and the portfolio team, and the scope of services provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio team, including the merger arbitrage area.
Investment Performance. The Independent Board Members reviewed the information regarding the investment performance of the Fund since inception in comparison with a group of global closed-end funds. The Independent Board Members noted that the Fund’s performance in comparison with this group was reasonable in light of market conditions during the period. However, they also noted that the peer group comparison was of limited usefulness as the peer group did not contain any other funds engaged primarily in arbitrage activities.
Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index but that the performance to date resulted in the lowest fee under the formula.
Economies of Sale. The Independent Board Members noted that after completion of the initial offering meaningful economies of scale could not occur in the absence of secondary offerings.
Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.
Service and Cost Comparisons. The Independent Board Members reviewed the Fund’s expense ratios and found them to be lower than the peer group average. They also compared the structure of the investment management fee to the fees for other funds managed by the Adviser and considered fees charged by an affiliated adviser for advisory services to an unregistered arbitrage fund and for subadvisory services to another registered arbitrage fund.
Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and satisfactory performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement of earning the higher returns necessary for higher fee levels net of the higher fees) and that the one year measuring period was sufficient and consistent with the short-term nature of the Fund’s investment program. The Independent Board Members also concluded that the fee was structured in a favorable manner to investors in relation to the performance of the Fund and in relation to other arbitrage funds of which they were aware. The Board concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and the economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the investment management agreement to the full Board.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Deal Fund (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Deal Fund
c/o American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and reregistered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL DEAL FUND
One Corporate Center, Rye, NY 10580-1422

Trustees	Officers
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman & Chief Executive Officer,	President
GAMCO Investors, Inc.	Carter W. Austin
Anthony J. Colavita	Vice President
President,	Peter D. Goldstein
Anthony J. Colavita, P.C.	Chief Compliance Officer
James P. Conn	Agnes Mullady
Former Managing Director &	Treasurer & Secretary
Chief Investment Officer,	Delian Naydenov
Financial Security Assurance Holdings Ltd.	Assistant Vice President & Ombudsman
Clarence A. Davis	David I. Schachter
Former Chief Executive Officer,	Vice President
Nestor, Inc.	Investment Adviser
Mario d’Urso	Gabelli Funds, LLC One
Former Italian Senator	Corporate Center Rye, New
Arthur V. Ferrara	York 10580-1422
Former Chairman & Chief Executive Officer,	Custodian
Guardian Life Insurance Company of America	The Bank of New York Mellon
Michael J. Melarkey	Counsel
Attorney-at-Law,	Skadden, Arps, Slate, Meagher & Flom LLP
Avansino, Melarkey, Knobel & Mulligan	Transfer Agent and Registrar
Edward T. Tokar	American Stock Transfer and Trust Company
Senior Managing Director,	Stock Exchange Listing
Beacon Trust Company
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

		8.50%
	Common	Preferred
NYSE-Symbol:	GDL	GDL PrA
Shares Outstanding:	21,177,810	1,920,242
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL DEAL FUND

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GDL Q4/2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,000 for 2008 and $28,000 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2008 and $4,300 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax return.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.
(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

		Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,000 for 2008 and $4,300 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence Davis and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
–	Operations

–	Legal Department

–	Proxy Department

–	Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) – Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:

–	Paying greenmail

–	Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
–	Stock split

–	Stock option or other executive compensation plan

–	Finance growth of company/strengthen balance sheet

–	Aid in restructuring

–	Improve credit rating

–	Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Deal Fund, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
Name of Portfolio		Total		Advisory Fee	Advisory Fee
Manager or	Type of	No. of Accounts	Total	is Based on	is Based on
Team Member	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	22	12.5B	5	3.4B
	Other Pooled Investment Vehicles:	15	382.9M	14	349.9M
	Other Accounts:	1,840	10.6B	6	1.2B
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
OWNERSHIP OF SHARES IN THE FUND
Mario Gabelli owned over $1,000,000 of the Fund as of December 31, 2009.
(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 07/01/09 through 07/31/09	Common — 5,000 Preferred Series A — N/A	Common — $13.59 Preferred Series A — N/A	Common — 5,000 Preferred Series A — N/A	Common — 21,201,510 Preferred Series A — 1,920,242

Month #2 08/01/09 through 08/31/09	Common — 13,700 Preferred Series A — N/A	Common — $14.65 Preferred Series A — N/A	Common — 13,700 Preferred Series A — N/A	Common — 21,187,810 Preferred Series A — 1,920,242

Month #3 09/01/09 through 09/30/09	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 21,187,810 Preferred Series A — 1,920,242

Month #4 10/01/09 through 10/31/09	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 21,187,810 Preferred Series A — 1,920,242

Month #5 11/01/09 through 11/30/09	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 21,187,810 Preferred Series A — 1,920,242

Month #6 12/01/09 through 12/31/09	Common — 10,000 Preferred Series A — N/A	Common — $14.81 Preferred Series A — N/A	Common — 10,000 Preferred Series A — N/A	Common — 21,187,810 — 10,000= 21,177,810 Preferred Series A — 1,920,242

Total	Common — 28,700 Preferred Series A — N/A	Common — $14.53 Preferred Series A — N/A	Common — 28,700 Preferred Series A — N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3)	Not applicable.

(b)		Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Deal Fund

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/8/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/8/10

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/10

*	Print the name and title of each signing officer under his or her signature.